UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 16, 2006

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is filed solely to provide revised versions of Exhibits 10.1 and 10.2 to the Current Report on Form 8-K of MDU Resources Group, Inc. (the “Company”) filed on February 23, 2006 (the "Initial Filing"). Exhibit 10.1 to the Initial Filing inadvertently understated the award opportunity that had been approved by the Company’s Board of Directors for Mr. Hildestad on February 16, 2006. Exhibit 10.2 has been modified to reflect certain immaterial changes that have been made to the performance share award agreement. The other items and exhibits to the Initial Filing remain unchanged and are not amended hereby.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2006 NEO Annual Award Opportunity Chart

10.2	MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan Performance Share Award Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date February 27, 2006	By /s/VERNON A. RAILE
Vernon A. Raile
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2006 NEO Annual Award Opportunity Chart

10.2	MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan Performance Share Award Agreement